SUBSCRIPTION AGREEMENT

Eastgate Acquisitions Corporation

2681 East Parleys Way

Suite 204

Salt Lake City, Utah 84109

Re: Proposed Offering of Units of Eastgate Acquisitions Corporation (“Eastgate”)

Gentlemen:

The Undersigned hereby subscribes for and agrees to purchase the number of “Units” of

EastGate securities indicated below, each “Unit” consisting of 1 share of EastGate Common Stock and five-year, non-redeemable purchase warrants to purchase 0.75 additional share of EastGate

Common Stock at the exercise price of $0.25 per share.

All funds for the purchase of Units will be deposited with Eastgate and be immediately available for use by Eastgate for general corporate purposes.

This Subscription Agreement (the “Agreement”) may be rejected by Eastgate at any time in its discretion. I understand that Eastgate will advise me as soon as practicable if my subscription has not been accepted or the offering of Units is withdrawn. If rejected, or if the offering of Units is withdrawn,

all amounts delivered by me in payment for any Units will be promptly returned to me and this

Agreement shall have no further force or effect. If my subscription is rejected, I agree to return to

Eastgate any documents it has provided to me at my request for the purpose of evaluating this offering.

If my subscription is accepted, Eastgate will promptly provide me with certificates representing the securities included in the Units. (In the event this subscription is on behalf of an entity, all references in this Agreement to “I”, “me”, and “my” shall refer to such entity.)

1. Risk Factors.

THE

UNDERSIGNED

SUBSCRIBER

HEREBY

ACKNOWLEDGES

ITS

UNDERSTANDING OF THE SPECULATIVE NATURE OF THIS INVESTMENT, THAT IT

INVOLVES A HIGH DEGREE OF RISK AND THAT NO FEDERAL OR STATE

SECURITIES AGENCY HAS MADE ANY FINDING OR DETERMINATION, OR HAS

PASSED UPON, THE TERMS OR FAIRNESS OF THE OFFERING MADE HEREBY.

Eastgate is in the development stage, with no history of operations, revenues or net income, and it is in need of substantial additional capital. An investment in Eastgate is suitable only for accredited investors with substantial means who have no need for liquidity in their investments and who can afford to suffer a total loss.

2. Eastgate Has No Obligation to Provide Offering Materials to Subscribers.

Subscriber acknowledges that under the Securities Act of 1933, Eastgate is not required to furnish Subscriber, as an accredited investor, with any offering material in connection with this offering and that it is Subscriber's sole and active responsibility to evaluate Eastgate and an investment in the

Units.

Accordingly, to the extent Subscriber has deemed it necessary, appropriate or advisable,

Subscriber has directly, or indirectly, through its agents and representatives, performed "due diligence"

regarding Eastgate, its financial condition and results of operations, capitalization, authorized and outstanding securities and common stock eligible for future sale, business plan of operation, products,

sales, marketing, competition, prospects, pending litigation, applicable government regulations,

properties, management, executive compensation, transactions with affiliates, principal shareholders and their respective beneficial ownership of Eastgate's Common Stock, the proposed grants of stock options,

information regarding the resale restrictions on the Units and underlying securities, the lack of a public market for the Units and "penny stock" rules to which the Units and underlying securities are now subject, the immediate and substantial dilution in the offering price of Units compared to the net tangible book value per share of common stock after the offering, and the other risks relating to Eastgate and an investment in the Units. Other than any documentation expressly requested by Subscriber, Eastgate has furnished Subscriber with no offering materials.

3. Representations and Warranties of Purchaser.

As an inducement to Eastgate to sell me the Units for which I have subscribed, I hereby represent and warrant to Eastgate as follows (either in my individual capacity or as an authorized representative of an entity, if applicable), such representations and warranties to survive my receipt (or the receipt by such entity) of the Units:

(a) If an individual, I am a bona fide resident of the state or jurisdiction set forth on the signature page hereof, over 21 year of age and legally competent to execute this Agreement; if an entity,

the person executing this Agreement represents that the entity is duly organized under the laws of the state set forth on the signature page hereof, is validly existing and has full power and authority to enter into and execute this Agreement, which shall then be the legal, valid and binding agreement of such entity;

(b) I have been furnished with and reviewed any requested written materials provided by

Eastgate or its representative relating to Eastgate, its proposed operations and the private offering of Units; and a representative of Eastgate has answered all inquiries that I have made relating thereto, necessary (i) to verify the accuracy of any information given to me and (ii) to evaluate the merits and risks of purchasing the Units;

(c) I have carefully reviewed and understand the various risks of an investment in the Units and have made such independent investigation and evaluation of the information provided to me by

Eastgate with respect to its financial condition, properties, business and prospects as I deem necessary to make an informed decision to purchase the Units;

(d) I confirm the statements made herein as true on the date hereof, and I acknowledge that the statements and representations made by me in this Agreement have been relied upon by Eastgate in offering to sell the Units to me; I further agree to indemnify and hold harmless Eastgate and its officers, directors and stockholders, from any and all damages, losses, costs and expenses

(including reasonable attorneys’ fee) that they may incur, by reason of any breach of any of the statements or representations made by me contained herein; and

(e) I confirm that I am an accredited investor as that term is defined by the Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(f) If an individual, one of the following applies (check one):

___ (1) I (or I and my spouse together) have a net worth of $1,000,000 or more excluding the value of primary residence and associated mortgage if applicable (as per February

2012 SEC amendment) without regard to the investment in this Offering;

___ (2) I had an individual (not joint) annual income in excess of $200,000 (or I and my spouse together have an annual income of $300,000) in each of the two most recent years and reasonably expect an income in excess of such amount in the current year;

___ (3) I am director or executive officer of Eastgate; or

___ (4) none of the above.

(g) If an entity, I qualify as one of the following (check one):

___ (1) a bank as defined in Section 3(a)(2) of the Securities Act, acting in either its individual or fiduciary capacity;

___ (2) a saving and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act, acting in either its individual or fiduciary capacity;

___ (3) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of

1934, as amended;

___ (4) an insurance company as defined in Section 2(13) of the Securities Act;

___ (5) an investment company registered under the Investment Company Act of 1940;

___ (6) a business development company as defined in Section 2(a)(48) of the Investment

Company Act of 1940;

___ (7) a Small Business Investment Company licensed by the U.S. Small Business

Administration under Section 301(c) or (d) of the Small Business Investment Act of

1958;

___ (8) a plan established and maintained by a state, its political subdivision, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees that has total assets in excess of $5,000,000;

___ (9) an employee benefit plan within the meaning of the Employee Retirement Income

Security Act of 1974, and (A) the investment decision is being made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (B) the employee benefit plan has total assets in excess of $5,000,000, or (C) if a self-

directed plan, with investment decisions made solely by persons that can make one of the representations contained in (1) through (13) of this paragraph (g) or (1) through

(3) of paragraph (f) of this Section 1;

___(10)

a private business development company as defined in Section 202(a)(22) of the

Investment Advisors Act of 1940;

___(11)

any organization described in Section 501(c)(3) of the Internal Revenue Code of

1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purposes of acquiring the Units, with total assets in excess of $5,000,000;

___(12)

a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act;

___(13)

an entity in which all of the equity owners can make one of the representations contained in subparagraphs (1) through (13) of this paragraph (g) or in subparagraphs

(1) through (3) of paragraph (f) of this Section 1; or

___(14)

none of the above.

(h) I understand that the securities being offered have not been registered under the Securities

Act or any state securities laws and that this offering is intended to be a non-public offering made in reliance upon an exemption to registration under the Securities Act, that no aspect of this offering has been reviewed by the Securities and Exchange Commission (the “SEC”) or the

securities regulatory authorities of any state and that no information or written materials furnished by Eastgate and used in connection with this offering has been reviewed by any federal or state securities regulatory bodies or authorities;

(i) I acknowledge that currently there is no public trading market for the Units or the securities underlying the Units and that the Units and underlying securities being subscribed for are deemed “restricted securities” as defined under the Securities Act, that certificates representing the Units and underlying securities will bear an appropriate restrictive legend, and that I will not be able to resell or transfer any of the Units or underlying securities purchased hereunder unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

(j) I understand that Eastgate has the absolute right to refuse to consent to the transfer or assignment of the Units and underlying securities if such transfer or assignment does not comply with applicable state and federal securities laws;

(k) I understand and represent that I have been informed that this is a speculative investment,

involves a high degree of risk, that the amount realized on the investment may not equal the original amount invested and, in evaluating such investment, I have consulted with my own investment and/or legal and/or tax advisor as I deemed necessary and have concluded that the investment in Eastgate is appropriate in light of my overall investment objectives and financial situation;

(l) I represent that I am able to bear the substantial economic risks of the investment in Eastgate and at the present time I can afford a complete loss of such investment, and that I have adequate means of providing for my current needs and possible personal contingencies and have no need for liquidity of my investment in Eastgate;

(m)I represent that I am acquiring the securities offered for my own account, for investment, and not with a view to distribution or resale to others; I am not participating, directly or indirectly in an underwriting of any such distribution or other transfer; I do not now have reason to anticipate any change in my circumstances or any other particular occasion or event which would cause me to sell the Units; I have substantial experience in making decisions of this type or am relying on my own qualified advisor in making the investment decision; and I understand that Eastgate is relying upon the truth and accuracy of this representation and warranty;

(n) I understand that this subscription may be accepted or rejected, in whole or in part, by

Eastgate in its absolute discretion;

(o) All the information which I heretofore furnished to Eastgate, or which is set forth in this

Agreement with respect to my financial position and business experience is correct and complete as of the date of this Agreement, and if there should be any material change in such information prior to receipt of the Units subscribed for by me, I will immediately furnish such revised or corrected information to Eastgate; and

(p) If an entity, I have not been organized for the specific purpose of acquiring the Units being offered.

4. Miscellaneous.

(a) All notices or other communications given or made hereunder shall be in writing and shall be delivered by hand or mailed by registered or certified mail, postage prepaid, to myself or to

Eastgate at the respective addresses set forth herein, and shall be deemed to have been given or delivered on the date of the hand delivery or four (4) days after such mailing.

(b) This Agreement shall be governed by and construed in accordance with the laws of the State of Utah applicable to contracts made and wholly performed in that state, without giving effect to any conflict of law principles thereunder.

(c) This Agreement constitutes the entire agreement between Eastgate and me with respect to the subject matter hereof, and may be amended only by a writing executed by the party to be bound thereby. Neither this Agreement nor any of my rights hereunder may be transferred or otherwise assigned hereunder.

(d) Unless this Agreement is rejected, my obligations hereunder shall not be terminated upon the occurrence of any event (whether by operation of law or otherwise), including, without limitation, my death, occurrence of disability or declaration that I am incompetent, and this

Agreement (including the representations and warranties contained herein) shall be binding upon my successors, legal representatives, heirs and distributees.

(e) If requested at any time by Eastgate, I will promptly supply such information regarding myself as may be necessary for inclusion in any registration, qualification, application or other filing to be made at any time hereafter on behalf. I shall furnish such information to Eastgate as it shall deem necessary to satisfy it that I may legally purchase the Units.

5. Compliance with Applicable Law.

I understand and agree that I will not sell, assign, transfer, pledge or otherwise dispose of any of the Units or underlying securities except in compliance with all conditions on transfer imposed by the

Securities Act and by “Blue Sky” or securities laws of any state and that I will be fully responsible for compliance with all such conditions.

6. Execution of Other Documents.

I agree that I will execute such other documents as may be necessary to complete the transactions contemplated hereby, and I agree to be bound by all of the terms and provisions of any such documents and to perform all of my obligations thereunder with respect to the Units being purchased.

7. Payment of Commission.

I represent and warrant that no sales commission is due to any person in connection with my purchase of the Units.

IN WITNESS WHEREOF, I have executed this Subscription Agreement by executing the attached Signature Page on the date therein indicated. I enclosed herein my check in the aggregate amount of $_______________, payable to the order of “Eastgate Pharmaceuticals Inc.” or initiated a wire transfer for the benefit of Eastgate as per wire instructions below (page S-4).

[SIGNATURE S ON FOLLOWING PAGES]

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

The Undersigned, desiring to purchase the Units of securities of Eastgate Acquisitions

Corporation, hereby agrees to all the terms of the Subscription Agreement in the form attached hereto and, upon acceptance of the Subscription Agreement by Eastgate, agrees to be bound by the terms and provisions thereof.

By executing this Subscription Agreement Page, the undersigned hereby adopts and agrees to all terms, conditions and representations set forth herein.

By executing this Subscription Agreement Signature Page, the undersigned acknowledges that the Units represent a high degree of risk and are “restricted securities” that may not be resold or otherwise transferred except pursuant to an effective registration statement under the Securities Act of

1933 or an appropriate exemption therefrom.

S-1

INDIVIDUAL SUBSCRIPTION

Price Per

Amount of Purchase

Number of Units

Unit

Price (Check Enclosed)

X

$ 0.25

___________________

Printed Name & Residence Address (Note: Business Address will NOT be accepted.)

_____________________________________

_____________________________________

_____________________________________

_____________________________________

Date:

Signature – Purchaser 1 ___________________________

Social Security Number ___________________________

Signature – Purchaser 2 ___________________________

Social Security Number ___________________________

Subscription accepted as of:

EASTGATE ACQUISITIONS CORPORATION

By: ____________________________________

Its:

S-2

ENTITY SUBSCRIPTION

Price Per

Amount of Purchase

Number of Units

Unit

Price (Check Enclosed)

X

$ 0.25

___________________

Printed Name & Address of

State of Organization (if different from

Principal Place of Business

State of Principal Place of Business:

_____________________________________

________________________________

_____________________________________

_____________________________________

FORM OF OWNERSHIP – Check type of Purchaser.

–

TRUST (Please include name of trust, name of trustee, date trust was formed and copy of the trust agreement).

–

PARTNERSHIP (Please include copy of the Partnership agreement authorizing signature).

–

CORPORATION (Please include certified corporate resolution(s) authorizing signature and purchase of Units).

–

OTHER (Please specify and include copy of document authorizing signature).

The undersigned trustee, partner or officer warrants that he has full power and authority from all beneficiaries, partners or shareholders of the entity named above to execute this Subscription Agreement

Signature Page on behalf of such entity and that investment in the Units is not prohibited by the governing documents of such entity.

Date:

_______________________________________

(Name of Entity)

By: _______________________________________

(Trustee, partner or authorized corporate officer)

_______________________________________

Taxpayer Identification Number

Subscription accepted as of:

EASTGATE ACQUISITIONS CORPORATION

By: ____________________________________

Its:

S-3

PURCHASE PRICE WIRING INSTRUCTIONS

Beneficiary Bank Information

Beneficiary Bank Name:

The Bank of Nova Scotia

Swift Code/BIC:

NOSCCATT

Canadian Clearing Code:

CC000245872

Beneficiary Bank Address:

41 Harbour Square

Toronto, Ontario

M5J 2G4

CANADA

Beneficiary Account Information

Beneficiary Account Number:

0035718

Beneficiary Account Name:

EastGate Pharmaceuticals Inc.

Beneficiary Address:

488 Champagne Drive

North York, Ontario

M3J 2T9

CANADA

S-4